Exhibit 99.2

Consolidated Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2020	Jun 30, 2020	Sep 30, 2019	Jun 30, 2020	Sep 30, 2019	Sep 30, 2020	Sep 30, 2019	Change
Net revenues
Institutional Securities	$6,062	$7,977	$5,023	(24%)	21%	$18,944	$15,332	24%
Wealth Management	4,657	4,680	4,358	--	7%	13,374	13,155	2%
Investment Management	1,056	886	764	19%	38%	2,634	2,407	9%
Intersegment Eliminations	(118)	(129)	(113)	9%	(4%)	(394)	(332)	(19%)
Net revenues	$11,657	$13,414	$10,032	(13%)	16%	$34,558	$30,562	13%

Non-interest expenses
Institutional Securities	$4,014	$4,984	$3,716	(19%)	8%	$12,953	$10,967	18%
Wealth Management	3,537	3,538	3,120	--	13%	10,057	9,486	6%
Investment Management	741	670	599	11%	24%	1,960	1,869	5%
Intersegment Eliminations	(122)	(133)	(113)	8%	(8%)	(400)	(328)	(22%)
Non-interest expenses (1)	$8,170	$9,059	$7,322	(10%)	12%	$24,570	$21,994	12%

Income before taxes
Institutional Securities	$2,048	$2,993	$1,307	(32%)	57%	$5,991	$4,365	37%
Wealth Management	1,120	1,142	1,238	(2%)	(10%)	3,317	3,669	(10%)
Investment Management	315	216	165	46%	91%	674	538	25%
Intersegment Eliminations	4	4	0	--	*	6	(4)	*
Income before taxes	$3,487	$4,355	$2,710	(20%)	29%	$9,988	$8,568	17%

Net Income applicable to Morgan Stanley
Institutional Securities	$1,647	$2,186	$1,073	(25%)	53%	$4,590	$3,565	29%
Wealth Management	842	853	962	(1%)	(12%)	2,559	2,839	(10%)
Investment Management	225	154	138	46%	63%	457	402	14%
Intersegment Eliminations	3	3	0	--	*	5	(3)	*
Net Income applicable to Morgan Stanley	$2,717	$3,196	$2,173	(15%)	25%	$7,611	$6,803	12%
Earnings applicable to Morgan Stanley common shareholders	$2,597	$3,047	$2,060	(15%)	26%	$7,234	$6,427	13%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Financial Metrics, Ratios and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2020	Jun 30, 2020	Sep 30, 2019	Jun 30, 2020	Sep 30, 2019	Sep 30, 2020	Sep 30, 2019	Change

Financial Metrics:

Earnings per basic share	$1.68	$1.98	$1.28	(15%)	31%	$4.68	$3.94	19%
Earnings per diluted share	$1.66	$1.96	$1.27	(15%)	31%	$4.62	$3.89	19%

Return on average common equity	13.2%	15.7%	11.2%			12.6%	11.8%
Return on average tangible common equity	15.0%	17.8%	12.9%			14.3%	13.5%

Book value per common share	$50.67	$49.57	$45.49			$50.67	$45.49
Tangible book value per common share	$44.81	$43.68	$39.73			$44.81	$39.73

Excluding intermittent net discrete tax provision / benefit (1)(2)
Adjusted earnings per diluted share	$1.59	$2.04	$1.21	(22%)	31%	$4.62	$3.77	23%
Adjusted return on average common equity	12.6%	16.4%	10.7%			12.5%	11.5%
Adjusted return on average tangible common equity	14.3%	18.6%	12.3%			14.2%	13.1%

Financial Ratios:

Pre-tax profit margin	30%	32%	27%			29%	28%
Compensation and benefits as a % of net revenues	44%	45%	44%			45%	45%
Non-compensation expenses as a % of net revenues	26%	23%	29%			27%	27%
Firm expense efficiency ratio	70%	68%	73%			71%	72%
Effective tax rate(1)(2)	21.1%	25.7%	18.2%			22.2%	19.1%

Statistical Data:

Period end common shares outstanding (millions)	1,576	1,576	1,624	--	(3%)
Average common shares outstanding (millions)
Basic	1,542	1,541	1,604	--	(4%)	1,546	1,632	(5%)
Diluted	1,566	1,557	1,627	1%	(4%)	1,565	1,653	(5%)

Worldwide employees	63,051	61,596	60,532	2%	4%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated and U.S. Bank Supplemental Financial Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2020	Jun 30, 2020	Sep 30, 2019	Jun 30, 2020	Sep 30, 2019	Sep 30, 2020	Sep 30, 2019	Change

Consolidated Balance sheet

Total assets	$955,940	$975,363	$902,604	(2%)	6%
Loans (1)	$154,570	$150,723	$135,546	3%	14%
Deposits	$239,253	$236,849	$180,738	1%	32%
Liquidity Resources (2)	$267,292	$301,407	$223,827	(11%)	19%
Long-term debt outstanding	$198,891	$202,238	$192,362	(2%)	3%
Maturities of long-term debt outstanding (next 12 months)	$20,247	$20,076	$23,498	1%	(14%)

Common equity	$79,874	$78,125	$73,862	2%	8%
Less: Goodwill and intangible assets	(9,228)	(9,286)	(9,350)	(1%)	(1%)
Tangible common equity	$70,646	$68,839	$64,512	3%	10%

Preferred equity	$8,520	$8,520	$8,520	--	--

U.S. Bank Supplemental Financial Information
Total Assets	$266,221	$263,934	$210,968	1%	26%
Loans	$140,639	$136,613	$123,948	3%	13%
Investment securities portfolio (3)	$91,096	$92,270	$70,668	(1%)	29%
Deposits	$238,025	$235,959	$179,610	1%	33%

Regional revenues
Americas	$8,387	$9,765	$7,489	(14%)	12%	$24,798	$22,336	11%
EMEA (Europe, Middle East, Africa)	1,473	2,049	1,409	(28%)	5%	4,670	4,687	--
Asia	1,797	1,600	1,134	12%	58%	5,090	3,539	44%
Consolidated net revenues	$11,657	$13,414	$10,032	(13%)	16%	$34,558	$30,562	13%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Average Common Equity and Regulatory Capital Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2020	Jun 30, 2020	Sep 30, 2019	Jun 30, 2020	Sep 30, 2019	Sep 30, 2020	Sep 30, 2019	Change

Average Common Equity
Institutional Securities	$42.8	$42.8	$40.4	--	6%	$42.8	$40.4	6%
Wealth Management	18.2	18.2	18.2	--	--	18.2	18.2	--
Investment Management	2.6	2.6	2.5	--	4%	2.6	2.5	4%
Parent	15.1	14.0	12.3	8%	23%	13.3	11.4	17%
Firm	$78.7	$77.6	$73.4	1%	7%	$76.9	$72.5	6%

Regulatory Capital

Common Equity Tier 1 capital	$71.2	$68.7	$64.3	4%	11%
Tier 1 capital	$79.8	$77.4	$72.9	3%	9%

Standardized Approach
Risk-weighted assets	$410.7	$415.5	$394.9	(1%)	4%
Common Equity Tier 1 capital ratio	17.3%	16.5%	16.3%
Tier 1 capital ratio	19.4%	18.6%	18.5%

Advanced Approach
Risk-weighted assets	$421.0	$427.0	$387.4	(1%)	9%
Common Equity Tier 1 capital ratio	16.9%	16.1%	16.6%
Tier 1 capital ratio	19.0%	18.1%	18.8%

Leverage-based capital
Tier 1 leverage ratio	8.3%	8.1%	8.2%
Supplementary Leverage Ratio (1)	7.4%	7.3%	6.3%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Institutional Securities
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2020	Jun 30, 2020	Sep 30, 2019	Jun 30, 2020	Sep 30, 2019	Sep 30, 2020	Sep 30, 2019	Change
Revenues:

Advisory	$357	$462	$550	(23%)	(35%)	$1,181	$1,462	(19%)
Equity	874	882	401	(1%)	118%	2,092	1,286	63%
Fixed income	476	707	584	(33%)	(18%)	1,629	1,410	16%
Underwriting	1,350	1,589	985	(15%)	37%	3,721	2,696	38%
Investment Banking	1,707	2,051	1,535	(17%)	11%	4,902	4,158	18%

Equity	2,262	2,619	1,991	(14%)	14%	7,303	6,136	19%
Fixed Income	1,924	3,033	1,430	(37%)	35%	7,160	4,273	68%
Other	(32)	(99)	34	68%	*	109	92	18%
Sales and Trading	4,154	5,553	3,455	(25%)	20%	14,572	10,501	39%

Investments	87	36	(18)	142%	*	98	257	(62%)
Other	114	337	51	(66%)	124%	(628)	416	*

Net revenues	6,062	7,977	5,023	(24%)	21%	18,944	15,332	24%

Compensation and benefits	2,001	2,952	1,768	(32%)	13%	6,767	5,376	26%
Non-compensation expenses	2,013	2,032	1,948	(1%)	3%	6,186	5,591	11%
Total non-interest expenses	4,014	4,984	3,716	(19%)	8%	12,953	10,967	18%

Income before taxes	2,048	2,993	1,307	(32%)	57%	5,991	4,365	37%
Net income applicable to Morgan Stanley (1)	$1,647	$2,186	$1,073	(25%)	53%	$4,590	$3,565	29%

Pre-tax profit margin	34%	38%	26%			32%	28%
Compensation and benefits as a % of net revenues	33%	37%	35%			36%	35%
Non-compensation expenses as a % of net revenues	33%	25%	39%			33%	36%

Return on Average Common Equity	15%	19%	10%			13%	11%
Return on Average Tangible Common Equity (2)	15%	20%	10%			14%	11%

Trading VaR (Average Daily 95% / One-Day VaR)	$58	$60	$42

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2020	Jun 30, 2020	Sep 30, 2019	Jun 30, 2020	Sep 30, 2019	Sep 30, 2020	Sep 30, 2019	Change
Revenues:
Asset management	$2,793	$2,507	$2,639	11%	6%	$7,980	$7,544	6%
Transactional	880	1,075	595	(18%)	48%	2,354	2,140	10%
Net interest income	889	1,030	1,043	(14%)	(15%)	2,815	3,189	(12%)
Other	95	68	81	40%	17%	225	282	(20%)
Net revenues	4,657	4,680	4,358	--	7%	13,374	13,155	2%

Compensation and benefits	2,684	2,729	2,340	(2%)	15%	7,625	7,184	6%
Non-compensation expenses	853	809	780	5%	9%	2,432	2,302	6%
Total non-interest expenses	3,537	3,538	3,120	--	13%	10,057	9,486	6%

Income before taxes	1,120	1,142	1,238	(2%)	(10%)	3,317	3,669	(10%)
Net income applicable to Morgan Stanley (1)	$842	$853	$962	(1%)	(12%)	$2,559	$2,839	(10%)

Pre-tax profit margin	24%	24%	28%			25%	28%
Compensation and benefits as a % of net revenues	58%	58%	54%			57%	55%
Non-compensation expenses as a % of net revenues	18%	17%	18%			18%	17%

Return on Average Common Equity	18%	18%	21%			18%	20%
Return on Average Tangible Common Equity (2)	31%	32%	37%			32%	36%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:
	Sep 30, 2020	Jun 30, 2020	Sep 30, 2019	Jun 30, 2020	Sep 30, 2019

Wealth Management Metrics

Wealth Management representatives	15,469	15,399	15,553	--	(1%)

Annualized revenue per representative (000's)	$1,207	$1,214	$1,118	(1%)	8%

Client assets (billions)	$2,852	$2,661	$2,565	7%	11%
Client assets per representative (millions)	$184	$173	$165	6%	12%
Client liabilities (billions)	$100	$94	$86	6%	16%

Fee-based client assets (billions)	$1,333	$1,236	$1,186	8%	12%
Fee-based asset flows (billions)	$23.8	$11.1	$15.5	114%	54%
Fee-based assets as a % of client assets	47%	46%	46%

Retail locations	584	584	590	--	(1%)

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2020	Jun 30, 2020	Sep 30, 2019	Jun 30, 2020	Sep 30, 2019	Sep 30, 2020	Sep 30, 2019	Change
Revenues:
Asset management	$795	$684	$664	16%	20%	$2,144	$1,893	13%
Investments (1)	258	231	105	12%	146%	552	543	2%
Other	3	(29)	(5)	*	*	(62)	(29)	(114%)
Net revenues	1,056	886	764	19%	38%	2,634	2,407	9%

Compensation and benefits	401	354	319	13%	26%	1,012	1,049	(4%)
Non-compensation expenses	340	316	280	8%	21%	948	820	16%
Total non-interest expenses	741	670	599	11%	24%	1,960	1,869	5%

Income before taxes	315	216	165	46%	91%	674	538	25%
Net income applicable to Morgan Stanley (2)	$225	$154	$138	46%	63%	$457	$402	14%

Pre-tax profit margin	30%	24%	22%			26%	22%
Compensation and benefits as a % of net revenues	38%	40%	42%			38%	44%
Non-compensation expenses as a % of net revenues	32%	36%	37%			36%	34%

Return on Average Common Equity	34%	23%	22%			23%	22%
Return on Average Tangible Common Equity (3)	53%	36%	36%			36%	35%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2020	Jun 30, 2020	Sep 30, 2019	Jun 30, 2020	Sep 30, 2019	Sep 30, 2020	Sep 30, 2019	Change

Assets under management or supervision (AUM)

Net flows by asset class (1)
Equity	$10.0	$9.0	$2.1	11%	*	$20.6	$4.9	*
Fixed Income	3.1	4.4	2.3	(30%)	35%	8.8	2.4	*
Alternative / Other	(2.7)	2.0	(0.2)	*	*	3.1	1.4	121%
Long-Term Net Flows	10.4	15.4	4.2	(32%)	148%	32.5	8.7	*

Liquidity	2.1	20.7	9.1	(90%)	(77%)	73.4	6.3	*

Total net flows	$12.5	$36.1	$13.3	(65%)	(6%)	$105.9	$15.0	*

Assets under management or supervision by asset class (2)
Equity	$202	$168	$126	20%	60%
Fixed Income	92	84	74	10%	24%
Alternative / Other	150	145	135	3%	11%
Long‐Term Assets Under Management or Supervision	444	397	335	12%	33%

Liquidity	271	268	172	1%	58%

Total Assets Under Management or Supervision	$715	$665	$507	8%	41%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Sep 30, 2020	Jun 30, 2020	Sep 30, 2019	Jun 30, 2020	Sep 30, 2019

Institutional Securities

Loans:
Corporate	$15.8	$19.0	$13.3	(17%)	19%
Secured lending facilities	30.3	28.9	27.7	5%	9%
Commercial and residential real estate	9.6	10.2	10.5	(6%)	(9%)
Securities-based lending and other	7.0	6.9	7.4	1%	(5%)

Total Loans	62.7	65.0	58.9	(4%)	6%

Lending Commitments	105.5	98.5	108.6	7%	(3%)

Institutional Securities Loans and Lending Commitments	$168.2	$163.5	$167.5	3%	--

Wealth Management

Loans:
Securities-based lending and other	$57.7	$53.1	$47.4	9%	22%
Residential real estate	33.6	32.1	29.2	5%	15%

Total Loans	91.3	85.2	76.6	7%	19%

Lending Commitments	14.6	14.4	11.7	1%	25%

Wealth Management Loans and Lending Commitments	$105.9	$99.6	$88.3	6%	20%

Consolidated Loans and Lending Commitments (1)	$274.1	$263.1	$255.8	4%	7%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
Allowance for Credit Losses (ACL) as of September 30, 2020
(unaudited, dollars in millions)

	Loans and Lending Commitments	ACL (1)	ACL %	Q3 Provision (2)
	(Gross)
Loans:
Held For Investment (HFI)

Corporate	$7,628	$367	4.8%	$(17)
Secured lending facilities	26,496	191	0.7%	68
Commercial and residential real estate	7,265	222	3.1%	18
Other	1,277	26	2.0%	(3)
Institutional Securities - HFI	$42,666	$806	1.9%	$66

Wealth Management - HFI	91,397	107	0.1%	(3)

Held For Investment	$134,063	$913	0.7%	$63

Held For Sale	13,070

Fair Value	7,781

Total Loans	154,914	913		63

Lending Commitments	120,098	347	0.3%	48

Consolidated Loans and Lending Commitments	$275,012	$1,260		$111

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Definition of U.S. GAAP to Non-GAAP Measures

(a)
The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP).  From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results, or prospective regulatory capital requirements.  These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable U.S. GAAP financial measure.  In addition to the following notes, please also refer to the Firm's Annual Report on Form 10-K for the year ended December 31, 2019.

(b)
The following are considered non-GAAP financial measures that the Firm considers useful for analysts, investors and other stakeholders to allow better comparability of operating performance and capital adequacy.  These measures are calculated as follows:

-
Earnings per diluted share, excluding intermittent net discrete tax provision / benefit represents net income applicable to Morgan Stanley, adjusted for the impact of the intermittent net discrete tax provision / benefit, less preferred dividends divided by the average number of diluted shares outstanding.

	-	The return on average tangible common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average tangible common equity.
-
The return on average common equity and the return on average tangible common equity excluding intermittent net discrete tax provision / benefit are adjusted in both the numerator and the denominator to exclude the intermittent net discrete tax provision / benefit.

-
Segment return on average common equity and return on average tangible common equity represents full year net income or annualized net income for the quarter applicable to Morgan Stanley for each segment, less preferred dividend segment allocation, divided by average common equity and average tangible common equity for each respective segment.  The segment adjustments to common equity to derive segment average tangible common equity are generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).

	-	Tangible common equity represents common equity less goodwill and intangible assets net of certain mortgage servicing rights deduction.
	-	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics which we believe to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

Page 1:
(a)	Net income applicable to Morgan Stanley represents net income, less net income applicable to nonredeemable noncontrolling interests.
(b)	Earnings applicable to Morgan Stanley common shareholders represents net income applicable to Morgan Stanley, less preferred dividends.

Page 2:
(a)	The return on average common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average common equity.
(b)	Book value per common share represents common equity divided by period end common shares outstanding.
(c)	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
(d)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.
(e)	The Firm expense efficiency ratio represents total non‐interest expenses as a percentage of net revenues.

Page 3:
(a)
Liquidity Resources, which are held within the bank and non-bank operating subsidiaries, are comprised of high quality liquid assets (HQLA) and cash deposits with banks ("Liquidity Resources"). The total amount of Liquidity Resources is actively managed by us considering the following components: unsecured debt maturity profile; balance sheet size and composition; funding needs in a stressed environment, inclusive of contingent cash outflows; legal entity, regional and segment liquidity requirements; regulatory requirements; and collateral requirements.

(b)	The Firm's goodwill and intangible balances utilized in the calculation of tangible common equity are net of certain mortgage servicing rights deduction.
(c)
U.S. Bank refers to the Firm's U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association and excludes balances between Bank subsidiaries, as well as deposits from the Parent and affiliates.

(d)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis.  Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2019 (2019 Form 10-K).

Page 4:
(a)
The Firm's attribution of average common equity to the business segments is based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk-based and leverage-based capital measure, which is compared with the Firm's regulatory capital to ensure that the Firm maintains an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time.  The Required Capital Framework is based on the Firm's regulatory capital requirements. The Firm defines the difference between its total average common equity and the sum of the average common equity amounts allocated to its business segments as Parent common equity.  The amount of capital allocated to the business segments is generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).  We are currently evaluating potential updates to our Required Capital framework to take into account changes to our risk-based capital requirements resulting from the stress capital buffer and we will continue to evaluate the framework with respect to the impact of other future regulatory requirements as appropriate.  For further discussion of the framework, refer to "Quantitative and Qualitative Disclosures about Risk" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2019.

(b)
The Firm's risk-based capital ratios for purposes of determining regulatory compliance are the lower of the capital ratios computed under the (i) standardized approaches for calculating credit risk and market risk risk-weighted assets (RWAs) (the “Standardized Approach”); and (ii) applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (the “Advanced Approach”).  At September 30, 2020 and June 30, 2020, the Firm's ratios were based on the Advanced Approach, while at September 30, 2019 were based on the Standardized Approach.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to "Quantitative and Qualitative Disclosures about Risk" in the Firm's 2019 Form 10-K.

(c)	Supplementary leverage ratio represents Tier 1 capital divided by the total supplementary leverage exposure.

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(a)	Institutional Securities Sales and Trading net revenues includes trading, net interest income (interest income less interest expense), asset management and commissions and fees revenues.
(b)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.
(c)
VaR represents the unrealized loss in portfolio value that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in "Quantitative and Qualitative Disclosures about Risk" included in the Firm's 2019 Form 10-K.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics which we believe to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

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(a)	Transactional revenues for the Wealth Management segment includes investment banking, trading, and commissions and fee revenues.
(b)	Net interest income represents interest income less interest expense.
(c)	Other revenues for the Wealth Management segment includes investments and other revenues.
(d)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.

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(a)	The average annualized revenue per representative metric represents annualized net revenues divided by average representative headcount.
(b)	Client assets per representative represents total client assets divided by period end representative headcount.
(c)	Client liabilities reflect securities-based and other loans (including tailored lending), residential real estate loans and margin lending.
(d)	Fee-based client assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(e)	Fee-based asset flows include net new fee-based assets, net account transfers, dividends, interest, and client fees and exclude institutional cash management related activity.

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(a)	Other revenues for the Investment Management segment includes investment banking, trading, net interest and other revenues.
(b)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.

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(a)	Investment Management Alternative/Other asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, as well as Multi-Asset portfolios.
(b)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(c)
Total assets under management or supervision excludes shares of minority stake assets which represent the Investment Management business segment’s proportional share of assets managed by third-party asset managers in which we hold investments accounted for under the equity method.

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(a)	Corporate loans include relationship and event-driven loans and typically consist of revolving lines of credit, term loans and bridge loans.
(b)
Secured lending facilities include loans provided to clients, which are primarily secured by loans, which are, in turn, collateralized by various assets including residential real estate, commercial real estate, corporate and financial assets.

(c)	Securities-based lending and Other includes financing extended to sales and trading customers and corporate loans purchased in the secondary market.
(d)	Institutional Securities Lending Commitments principally include Corporate lending activity.

Supplemental Quantitative Details and Calculations

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(1)	The Firm non-interest expenses by category are as follows:

	3Q20	2Q20	3Q19	3Q20 YTD	3Q19 YTD
Compensation and benefits	$5,086	$6,035	$4,427	$15,404	$13,609

Non-compensation expenses:
Brokerage, clearing and exchange fees	697	716	637	2,153	1,860
Information processing and communications	616	589	557	1,768	1,627
Professional services	542	535	531	1,526	1,582
Occupancy and equipment	373	365	353	1,103	1,053
Marketing and business development	78	63	157	273	460
Other	778	756	660	2,343	1,803
Total non-compensation expenses	3,084	3,024	2,895	9,166	8,385

Total non-interest expenses	$8,170	$9,059	$7,322	$24,570	$21,994

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(1)
The third quarter ended September 30, 2020 included intermittent net discrete tax benefits of $113 million, primarily associated with the remeasurement of reserves and related interest in connection with closures of audits in certain tax jurisdictions. The second quarter ended June 30, 2020 included intermittent net discrete tax expenses of $134 million, principally associated with the remeasurement of reserves related to a foreign tax matter.  The quarter ended September 30, 2019 included intermittent net discrete tax benefits of $89 million primarily associated with the filing of the 2018 federal tax return and the remeasurement of reserves and related interest. The nine months ended September 30, 2019 included intermittent net discrete tax benefits of $190 million primarily associated with the remeasurement of reserves and related interest.

The following sets forth the impact of the intermittent net discrete tax items to earnings per diluted share, return on average common equity and return on average tangible common equity (which are excluded):

	3Q20	2Q20	3Q19	3Q20 YTD	3Q19 YTD
Earnings per diluted share impact	$0.07	$(0.08)	$0.06	$0.00	$0.12
Return on average common equity impact	0.6%	(0.7)%	0.5%	0.1%	0.3%
Return on average tangible common equity impact	0.7%	(0.8)%	0.6%	0.1%	0.4%

(2)
The income tax consequences related to employee share-based payments, which are recurring-type discrete tax items, are recognized in Provision for income taxes in the consolidated income statement, and may be either a benefit or a provision.  Conversion of employee share-based awards to Firm shares will primarily occur in the first quarter of each year.  The impacts of recognizing excess tax benefits upon conversion of awards, are as follows: 3Q20 YTD $94 million and 3Q19 YTD $127 million.  The impact of intermittent net discrete tax provisions and benefits reflected above do not include the recurring-type discrete tax benefits related to employee share‐based payments as we anticipate conversion activity each year.

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(1) Includes loans held for investment (net of allowance), loans held for sale and also includes loans at fair value which are included in Trading assets on the balance sheet.
(2)
Beginning in the quarter ended March 31, 2020, the internal measure of liquidity was changed from Global Liquidity Reserve to Liquidity Resources to be more aligned with the current regulatory definition HQLA. September 30, 2019 has been recast.

(3)
As of September 30, 2020, June 30, 2020 and September 30, 2019, the U.S. Bank investment securities portfolio included held to maturity investment securities of $28.2 billion, $28.5 billion and $26.7 billion, respectively.

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(1)
Based on a Federal Reserve interim final rule in effect until March 31, 2021,  our supplementary leverage ratio (SLR) and supplementary leverage exposure, effective June 30, 2020, reflect the exclusion of U.S. Treasury securities and deposits at Federal Reserve Banks.  The exclusion of these assets had the effect of improving our SLR by 0.9% as of September 30, 2020.

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(1)
For the third quarter ended September 30, 2020, the Institutional Securities segment net income applicable to Morgan Stanley included intermittent net discrete tax benefits of $115 million, primarily associated with the remeasurement of reserves and related interest in connection with closures of audits in certain tax jurisdictions. The second quarter ended June 30, 2020 included intermittent net discrete tax expenses of $125 million, principally associated with the remeasurement of reserves related to a foreign tax matter. The quarter ended September 30, 2019 included intermittent net discrete tax benefits of $67 million primarily associated with the filing of the 2018 federal tax return and the remeasurement of reserves and related interest. The nine months ended September 30, 2019 included intermittent net discrete tax benefits of $168 million primarily associated with the remeasurement of reserves and related interest.

(2)
Institutional Securities average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction.  The adjustments are as follows:  3Q20: $484mm;  2Q20: $484mm;  3Q19: $536mm; 3Q20 YTD: $484mm; 3Q19 YTD: $536mm

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(1)
For the quarter and nine months ended September 30, 2019, the Wealth Management segment net income applicable to Morgan Stanley included intermittent net discrete tax benefits of $13 million primarily associated with the filing of the 2018 federal tax return.

(2)	Wealth Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 3Q20: $7,802mm; 2Q20: $7,802mm; 3Q19: $8,088mm; 3Q20 YTD: $7,802mm; 3Q19 YTD: $8,088mm

Supplemental Quantitative Details and Calculations

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(1)
Includes investment gains or losses for certain funds included in the Firm's consolidated financial statements for which the limited partnership interests in these gains or losses were reported in net income applicable to nonredeemable noncontrolling interests.

(2)	For the quarter and nine months ended September 30, 2019, the Investment Management segment net income applicable to Morgan Stanley included intermittent net discrete tax benefits of $9 million primarily associated with the filing of the 2018 federal tax return.

(3)	Investment Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 3Q20: $932mm; 2Q20: $932mm; 3Q19: $940mm; 3Q20 YTD: $932mm; 3Q19 YTD: $940mm

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(1)	Net Flows by region for the quarters ended September 30, 2020, June 30, 2020 and September 30, 2019 were:
North America: $(3.5) billion, $17.7 billion and $6.4 billion
International: $16.0 billion, $18.4 billion and $6.9 billion
(2)	Assets under management or supervision by region for the quarters ended September 30, 2020, June 30, 2020 and September 30, 2019 were:
North America: $409 billion, $397 billion and $282 billion
International: $306 billion, $268 billion and $225 billion

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(1)
For the quarters ended September 30, 2020, June 30, 2020 and September 30, 2019, Investment Management reflected loan balances of $568 million, $522 million and $43 million, respectively. No material lending commitments were recorded by Investment Management for the quarters ended September 30, 2020, June 30, 2020 and September 30, 2019, which was not included in the Consolidated Loans and Lending Committments balance.

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(1)	For the quarter ended September 30, 2020 the Allowance Rollforward for Loans and Lending Commitments is as follows:

	Institutional Securities	Wealth Management	Total
Loans

Allowance for Credit Losses (ACL)
Beginning Balance - June 30, 2020	$756	$110	$866
Net Charge Offs	(23)	(0)	(23)
Provision	66	(3)	63
Other	7	0	7
Ending Balance - September 30, 2020	$806	$107	$913

Lending Commitments

Allowance for Credit Losses (ACL)
Beginning Balance - June 30, 2020	$293	$4	$297
Net Charge Offs	0	0	0
Provision	47	1	48
Other	2	0	2
Ending Balance - September 30, 2020	$342	$5	$347

Loans and Lending Commitments

Allowance for Credit Losses (ACL)
Beginning Balance - June 30, 2020	$1,049	$114	$1,163
Net Charge Offs	(23)	(0)	(23)
Provision	113	(2)	111
Other	9	0	9
Ending Balance - September 30, 2020	$1,148	$112	$1,260

(2)
The provision for credit losses associated with loans held for investment is reported in other revenues while the provision for credit losses related to lending commitments is reported in other expenses.

Legal Notice
This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's third quarter earnings press release issued October 15, 2020.